TRANSAMERICA SERIES TRUST

Transamerica International Focus VP

Supplement to the Currently Effective Statement of Additional Information

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Effective on or about the close of business on October 25, 2024, upon the recommendation of Transamerica Asset Management, Inc. (“TAM”), the Board of Trustees of Transamerica Series Trust has approved the termination of the investment sub-advisory agreement between TAM and Epoch Investment Partners, Inc. (“Epoch”) with respect to Transamerica International Focus VP (the “portfolio”) and approved a new interim investment sub-advisory agreement between TAM and Sands Capital Management, LLC (“Sands Capital”) with respect to the portfolio. TAM will continue to serve as the portfolio’s investment manager. The interim sub-advisory agreement with Sands Capital will have a duration of no greater than 150 days. TAM currently anticipates that it will propose to the Board of Trustees, within the 150 day term of the interim sub-advisory agreement, that Sands Capital be approved as the continuing sub-adviser to the portfolio.

In connection with the change to Sands Capital as interim sub-adviser: (i) the portfolio’s principal investment strategies and principal risks will be revised; and (ii) the portfolio will reduce its management and sub-advisory fee schedules. These changes, which will be effective with the change in sub-adviser, are described below. An information statement will be made available to investors which will provide certain information about the new interim sub-adviser, the terms of the new interim sub_advisory agreement and these related changes.

Effective on or about the close of business on October 25, 2024, the following information will supplement and supersede any contrary information contained in the Statement of Information, as applicable, concerning the portfolio. References to Epoch Investment Partners, Inc. in the Statement of Additional Information are hereby deleted.

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MANAGEMENT FEES:

The following information will revise the corresponding information appearing in the table contained in the “Investment Manager Compensation” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – The Investment Manager” for the portfolio:

Portfolio Name	Percentage of Average Daily Net Assets
Transamerica International Focus VP	0.75% of the first $500 million 0.74% over $500 million up to $1 billion 0.69% over $1 billion up to $2 billion 0.675% over $2 billion up to $3 billion 0.66% in excess of $3 billion

SUB-ADVISORY FEES:

The following information will revise the corresponding information appearing in the table contained in the “Sub-Advisory Fees” sub-section of the Statement of Additional Information under the heading “Investment Management and Other Services – Sub-Advisers” with respect to the portfolio:

Portfolio	Sub-Adviser	Sub-Advisory Fees
Transamerica International Focus VP*	Sands Capital Management, LLC	0.25% of the first $1 billion 0.23% over $1 billion up to $2 billion 0.22% in excess of $2 billion

*

Sub-advisory fees are based on the combined assets of Transamerica International Focus VP, Transamerica International Focus and Transamerica International Growth CIT, a series of Great Grey Trust (formerly, Wilmington Trust) Collective Investment Trust that is also sub-advised by Sands Capital Management, LLC.

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The following is added alphabetically to the Statement of Additional Information under the section in Appendix A entitled “Proxy Voting Policies:

Sands Capital Management, LLC

Proxy Voting Policies and Procedures

Most Recent Amendment: January 2024

Implementation Date: November 2006

PURPOSE

Sands Capital Management, LLC (“SCM”) and Sands Capital Ventures, LLC (“SCV” and collectively with SCM, “Sands Capital”) have adopted this policy (the “Policy”) to implement written policies and procedures reasonably designed to ensure compliance with applicable law regarding the voting of client proxies, including, without limitation, Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

POLICY

The scope of Sands Capital’s authority to vote proxies on behalf of clients should be clearly set forth in the advisory or related contracts between Sands Capital and its clients. Where Sands Capital has unrestricted authority to vote proxies on behalf of clients, Sands Capital will vote in the best interests of its clients and in a manner that is consistent with its fiduciary duties. Where clients have imposed restrictions or guidelines on or issued instructions to Sands Capital with respect to voting proxies, Sands Capital will adhere to such restrictions, guidelines, and/or instructions. Clients with their own general or specific proxy voting and governance policies may wish to have their proxies voted by an independent third party or other named fiduciary or agent at the client’s expense.

Before voting a particular proxy, Sands Capital’s policy is to conduct a reasonable investigation of the associated matter(s), including, where appropriate, by considering the Guidelines (as defined below), to ensure that its voting determination is in the best interests of the relevant clients and is not based on materially inaccurate or incomplete information. Sands Capital does not automatically support management; however, Sands Capital believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved.

For routine matters (e.g., those matters that are not expected to measurably change the structure, management, control or operation of the company and are consistent with customary industry standards and practices, and the laws of the state of incorporation of the applicable company), Sands Capital will vote in accordance with the recommendation of management, unless, in Sands Capital’s opinion, such recommendation is not conducive to long term value creation or otherwise in the best interest of its clients. Non-routine matters (e.g., those matters relating to directors’ liability and indemnity proposals; executive compensation plans; mergers, acquisitions, and other restructurings submitted to a shareholder vote; antitakeover and related provisions; and shareholder proposals) require company-specific and a case-by-case review and analysis.

Sands Capital will vote client proxies in all instances unless it determines that doing so is not in the best interest of the relevant clients, as described under “Voting Abstention” below.

PROXY COMMITTEE

Sands Capital has established a Proxy Committee consisting of

◾ the Chief Administrative Officer;

◾ the Chief Compliance Officer (“CCO”);

◾ a Director of Client Relations;

◾ the Director of Stewardship; and

◾ the Director of Research.

The Proxy Committee is responsible for:

◾ overseeing and administering proxy voting, including developing, authorizing, implementing, and updating this Policy;

◾ overseeing the proxy voting process, including reviewing reports on proxy voting activity at least annually and more frequently as necessary to fulfill its responsibilities; and

◾ engaging and overseeing third-party service providers, as necessary or appropriate, to ensure Sands Capital receives the applicable proxy statements and/or to provide information, research, or other services to facilitate Sands Capital’s proxy voting.

The Proxy Committee meets at least annually and more frequently as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitute a quorum for the transaction of business. The Director of Stewardship or designee acts as secretary of the Proxy Committee and maintains a record of meetings and actions.

The Proxy Committee has developed criteria (the “Guidelines”), to be considered by SCM when evaluating certain proxy issues. While SCV will likely incorporate similar considerations in its proxy voting determinations, the Guidelines apply to proxies voted on behalf of clients advised by SCM but do not apply to proxies voted on behalf of clients advised by SCV. The Proxy Committee will evaluate and may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proxy incorporates considerations specific to the company whose proxy is being voted and the vote is made in the best interests of the relevant clients.

RETENTION AND OVERSIGHT OF PROXY ADVISORY FIRMS

Sands Capital uses proxy research providers (“Providers”) to help it analyze proxy issues. Sands Capital may consider vote recommendations made by Providers but ultimately votes proxies based on its own determination of what is in the best interests of its clients. In addition to research, Providers may provide vote execution, reporting, and recordkeeping services.

In selecting a Provider, Sands Capital will consider a variety of factors in its evaluation, including, as applicable: (1) the Provider’s capacity and competency to analyze the voting matters for which it is retained; (2) whether the Provider has an effective process for seeking timely input on its voting policies and other relevant matters; (3) whether the Provider has adequately disclosed its methodologies for making voting recommendations; (4) the sources of any third-party information that the Provider uses; and (5) how the Provider will engage with issuers and third parties.

Additionally, Sands Capital will review the Provider’s policies and procedures pertaining to conflicts of interest, including with respect to the:

◾ identification, disclosure and mitigation of conflicts arising out of:

◾ the provision of proxy voting recommendations and services;

◾ activities other than proxy voting recommendations and services; and

◾ positions taken by affiliates of the Provider;

◾ adequacy of disclosure regarding identified conflicts; and

◾ use of technology to disseminate information about conflicts.

Sands Capital conducts periodic reviews on an ongoing basis of its Providers based on the factors discussed above, and evaluates periodically whether any factual errors, incompleteness or methodological weaknesses in the Provider’s analysis materially affected its research or recommendations. Sands Capital may also consider any material relevant changes to the Provider’s business.

CONFLICTS OF INTEREST

Sands Capital’s staff members are responsible for notifying the Director of Stewardship or the CCO of any potential conflict of interest that may impair Sands Capital’s ability to vote proxies in an objective manner. The Director of Stewardship and the CCO will review each potential conflict and notify the Proxy Committee if they determine there is a conflict of interest with respect to the proxy vote. The Proxy Committee will determine whether the conflict is material to that proposal. If the Proxy Committee determines that a conflict is not material, then Sands Capital may vote the proxy. If the Proxy Committee determines that it is material, Sands Capital will vote or abstain from voting per the determination of the Proxy Committee. Prior to voting, Sands Capital may, in accordance with applicable law and/or client instruction: (i) contact an independent third party for its recommendation on how to vote and vote in accordance with that recommendation; or (ii) fully disclose the nature of the conflict to clients and obtain their consent as to how Sands Capital will vote.

Conflicts of interest may arise in many situations. The following examples are designed to help staff members identify potential conflicts:

◾ Sands Capital provides investment advice to an issuer (or a plan sponsored by such issuer) and receives a proxy solicitation from that issuer or from a competitor of that issuer.

◾ Sands Capital provides investment advice to an officer or director of an issuer and receives a proxy solicitation from that issuer or from a competitor of that issuer.

◾ Sands Capital has a financial interest in the outcome of a proxy vote, such as when Sands Capital is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to Sands Capital.

◾ An issuer or another third party offers Sands Capital or a staff member compensation in exchange for voting a proxy in a particular way.

◾ A staff member, or a household family member thereof, has a personal or business relationship with an issuer and Sands Capital receives a proxy solicitation from that issuer.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE CONSIDERATIONS

Sands Capital may consider certain environmental, social and governance (“ESG”) factors when evaluating proxy matters so that all risks and opportunities that may materially impact the return profile of an investment over the appropriate time horizon for the relevant strategy are appropriately considered.

PROCEDURES FOR IDENTIFICATION AND VOTING OF PROXIES

The following procedures are designed to provide Sands Capital with necessary information to vote proxies and to mitigate potential conflicts of interest before voting.

◾ The Investment Operations Teams maintain a list of clients for which Sands Capital votes proxies. The Investment Operations Teams update the list from time to time to reflect the onboarding of new clients and changes in Sands Capital’s authority to vote proxies.

◾ Where Sands Capital has the authority to vote proxies, the Investment Operations and Proxy Administrator will work with the client to ensure that Sands Capital is designated to receive proxy voting materials from companies or intermediaries when applicable.

◾ The Proxy Administrator receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted (or abstained) and submitted in a timely manner.

◾ Sands Capital’s Investment Research Team (the “Research Team”) is responsible for reviewing proxy proposals for portfolio companies. Prior to a proxy voting deadline, the appropriate Research Team member will conduct a reasonable investigation into the proposal matters and decide how to vote each proxy proposal based on an analysis of the proposal and the best interests of the relevant clients. In evaluating a proxy proposal, a Research Team member may consider the Guidelines (if applicable) as well as information from various sources, including management of the company, shareholder groups, and independent Providers.

◾ If the Research Team or Proxy Administrator becomes aware of potential material factual errors, incompleteness, or methodological weaknesses in a Provider’s analysis, they must escalate this issue to the Director of Stewardship or the CCO.

◾ Sands Capital believes that engagement with portfolio companies is important for good corporate governance and to assist in making proxy voting decisions. Sands Capital may engage with portfolio companies to discuss specific ballot items to obtain further information or clarification on the proposals, or to seek a specific change at the company.

◾ Staff members involved in the proxy voting process are responsible for assessing potential conflicts of interest and considering situations identified in this Policy’s Conflicts of Interest section.

◾ If no potential conflicts of interest have been identified, Sands Capital will vote proxies according to this Policy.

◾ Any detection of a potential conflict of interest must be brought to the attention of the Director of Stewardship or the CCO. See the Policy’s Conflicts of Interest section for additional information.

◾ Sands Capital is not required to vote every proxy if abstaining is consistent with Sands Capital’s fiduciary obligations. There may be times when refraining from voting is in the best interest of the client, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client.

◾ Sands Capital may process certain proxies without voting them or may systematically vote with management. Examples include proxies issued by companies Sands Capital has exited the position at the strategy level but not yet sold a minimal number of shares due to specific client directed account restrictions, proxies issued for securities that Sands Capital did not select for a client portfolio, and proxies issued by unsupervised or non-managed securities held in a client’s account (such as ETFs), money market securities, or other securities selected by clients or their representatives other than Sands Capital.

◾ In the event that Sands Capital votes the same proxy in two directions, it shall maintain documentation to support its votes.

◾ In instances where Sands Capital is in the process of exiting a client’s ownership position in a security but has the ability to vote a proxy, Sands Capital will vote the proxy provided it is not against the best interests of the client.

◾ The Director of Stewardship and the applicable Research Team member must report any attempts by Sands Capital’s personnel to influence the voting of client proxies in a manner that is inconsistent with this Policy, as well as any attempts by persons or entities outside Sands Capital seeking to influence the voting of client proxies. Reporting shall be made to the CCO or the General Counsel.

◾ All proxy votes will be recorded with the following information:

a. The name of the portfolio company;

b. The security identifier of the portfolio holding.

c. The Council on Uniform Securities Identification Procedures (“CUSIP”) or similar number, in each case, if any, for the security;

d. The shareholder meeting date;

e. The number of shares Sands Capital is voting firm-wide;

f. A brief identification of the matter voted on;

g. Whether the matter was proposed by the portfolio company or by a security holder;

h. Whether or not Sands Capital voted on the matter;

i. The rationale for Sands Capital’s vote or abstention; and

j. Whether any client requested an alternative vote of its proxy.

SECURITIES LENDING

If a client participates in a securities lending program, Sands Capital will not be able to vote the proxy for shares out on loan. Sands Capital will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment (a “Significant Event”), Sands Capital may request a client to recall securities that are on loan if Sands Capital determines that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities. The Research Team member responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted, Sands Capital will consider whether the benefit of the vote would be operationally possible, and if so, in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. Sands Capital may use third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event.

VOTING ABSTENTION

Voting proxies of issuers may give rise to a number of administrative or operational issues that may cause Sands Capital to determine that voting such proxies are not in the best interest of its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

◾ Sands Capital may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

◾ Sands Capital may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor.

◾ A market may require Sands Capital to provide local agents with a power of attorney or consularization prior to implementing Sands Capital’s voting instructions.

◾ Proxy materials may not be available in English and require a translator or may require traveling to a foreign country to vote the security in person.

◾ Proxy voting in certain countries may require “share blocking.” In such cases, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the client’s custodian banks. Absent compelling reasons to the contrary, Sands Capital believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required, Sands Capital generally elects not to vote those shares. The applicable Research Team member, in conjunction with the Proxy Committee, retains the final authority to determine whether to block the shares in the client’s portfolio.

◾ Sands Capital may not vote proxies for shares held in non-client accounts, such as proprietary accounts.

DISCLOSURE OF VOTES

Generally, until a vote has been cast and the relevant shareholder meeting has transpired, Sands Capital treats such voting information as confidential. Sands Capital staff may not disclose a vote prior to the meeting or commit to any third party to vote a certain way without the prior consent of the CCO or the General Counsel. However, staff members are permitted to: (1) share with a client how we intend to vote their proxy, as requested by such client; (2) discuss our thoughts, opinions and voting intention with the relevant issuers as part of Sands Capital’s company engagement and stewardship objectives; and (3) prudently express Sands Capital’s thoughts or opinions on relevant topics in discussions with other third parties, including advisors (third-party research providers), and other shareholders prior to voting as a part of ongoing education and engagement.

Once the vote has been cast and the relevant shareholder meeting has transpired, analysts can choose to share how Sands Capital voted with the relevant company or other shareholders, if necessary, as part of Sands Capital’s ongoing engagement with management and the company’s shareholders. All disclosures of votes in response to requests for vote information not originating from the company or a client shareholder must be approved by the Director of Stewardship prior to the disclosure of the vote. The Director of Stewardship or designee will record the identity of the outside third party, the date of the request, and the response. As is consistent with Sands Capital’s Advertising and Marketing Policy, all staff members must refer inquiries from the press to the Head of Marketing and Communications.

PRIVATELY-HELD COMPANIES

There is a heighted risk that conflicts of interest will arise when voting on matter relating to portfolio companies that are privately held. To address this risk, all votes or requests for shareholder consents will be identified to the Compliance Team prior to any decision. The Compliance Team determines whether a conflict of interest exists and, if so, how to mitigate or manage the conflict(s) of interest.

CLASS ACTIONS

In the event a class action is brought to the attention of Sands Capital, and such action may have a material impact on the financial position of a fund sponsored and advised by Sands Capital, Sands Capital will use reasonable efforts to timely complete administrative class-action processes necessary to allow participation. For all other clients, Sands Capital will gather and provide any requisite information it has regarding class action matters at the client’s request, to enable the client to file the class action. Sands Capital does not take proactive measures to monitor for class actions in which its clients may be able to participate. All attorneys’ fees, third-party fees, and expenses related to the class action will be borne by the respective client, including any fund advised by Sands Capital if applicable.

DISCLOSURES TO CLIENTS

Sands Capital is required to disclose to its clients how they can obtain information about how Sands Capital voted their securities. This information is included in Sands Capital’s written brochure under Rule 204-3 of the Advisers Act.

Further, Sands Capital is required to provide clients with a description, and upon request, a copy, of its proxy voting policies and procedures. This information is included in Sands Capital’s written brochure under Rule 204-3 of the Advisers Act.

RECORDKEEPING

Sands Capital must maintain the documentation described in the following section for a period of not less than five years in an easily accessible place, the first two years at its principal place of business. The Proxy Administrator will be responsible for the following procedures and for ensuring that the required documentation is retained.

◾ Copies of all policies and procedures required by § 275.206(4)-6.

◾ A copy of each proxy statement that Sands Capital receives regarding client securities. Sands Capital may satisfy this requirement by relying on a third party to make and retain, on Sands Capital’s behalf, a copy of a proxy statement (if Sands Capital has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request) or may rely on obtaining a copy of a proxy statement from the Commission’s Electronic Data Gathering, Analysis, and Retrieval (“EDGAR”) system.

◾ A record of each vote cast by Sands Capital on behalf of a client. Sands Capital may satisfy this requirement by relying on a third party to make and retain a record of the vote cast (provided that Sands Capital has obtained an undertaking from the third party to provide a copy of the record promptly upon request).

◾ A copy of any document created by Sands Capital that was material to deciding how to vote proxies on behalf of a client or that memorializes the basis for that decision.

◾ A copy of each written client request for information on how Sands Capital voted proxies on behalf of the client and a copy of any written response by Sands Capital to any (written or oral) client request for information on how Sands Capital voted proxies on behalf of the requesting client.

Sands Capital may rely on proxy statements filed on the EDGAR system instead of keeping its own copies.

RESPONSIBILITY

The Director of Stewardship is responsible for overseeing and implementing this Policy.

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The following is added alphabetically to the Statement of Additional Information under the section in Appendix B entitled “Portfolio Managers:

Sands Capital Management, LLC (“Sands Capital”):

Transamerica International Focus VP

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Assets Managed	Number	Assets Managed	Number	Assets Managed
Danielle J. Menichella, CFA*	1	$109.5 million	2	$49.4 million	6	$409.6 million
Michael F. Raab, CFA*	0	$0	6	$4.2 billion	4	$74.4 million
Sunil H. Thakor, CFA*	1	$109.5 million	10	$4.7 billion	12	$686.4 million
Fee Based Accounts (The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.)
Danielle J. Menichella, CFA*	0	$0	0	$0	0	$0
Michael F. Raab, CFA*	0	$0	0	$0	1	$69.8 million
Sunil H. Thakor, CFA*	0	$0	0	$0	1	$69.8 million

*	As of 9/30/2024

Conflict of Interest

Because portfolio managers may manage multiple accounts for multiple clients, conflicts of interest may arise in connection with the portfolio managers’ management of the fund’s investments on the one hand and the investments of other clients on the other hand. For example, conflicts of interest could result from a portfolio manager’s management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commission to obtain research, and personal trading by firm employees. Sands Capital has addressed these conflicts by developing policies and procedures it believes are reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation, and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics and Insider Trading Policies and Procedures that address rules on personal trading and insider information.

For a more detailed description of potential conflicts of interest, please refer to the language from Sands Capital’s ADV Part 2A.

Compensation

Compensation for Sands Capital’s investment professionals is comprised of a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit-sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the pre-tax performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Ownership of Securities

As of September 30, 2024, the portfolio manager(s) did not beneficially own any shares of the portfolio(s).

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Investors Should Retain this Supplement for Future Reference

October 25, 2024